SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2007 (March 21, 2007)

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology
Park, Beijing, China 100070

Registrant's telephone number, including area code (86)-10-836-70505

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 21, 2007, Telestone Technologies Corporation issued a press release announcing its results for the fiscal year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Telestone Technologies Corporation, dated March 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2007

TELESTONE TECHNOLOGIES CORPORATION

By:	/s/ Han Daqing
Name: Han Daqing
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Telestone Technologies Corporation, dated March 21, 2007.